Exhibit 10.2
AMENDMENT TO TERMS AND CONDITIONS OF EMPLOYMENT (U.S.)

Employer’s name and address: VENATOR AMERICAS LLC (the “Company”)
Employee’s name and address: Kurt D. Ogden, Titanium House, Hanzard Drive, Wynyard Park, Stockton-on-Tees, TS22 5FD, United Kingdom (“you” or the “Employee”).
This amendment (the “Amendment”), with effect from 29 April 2020 (the “Effective Date”), modifies that certain agreement between you and the Company dated 10 December 2018 (the “Agreement”), regarding the details of your terms and conditions of employment with the Company, as follows:

1. PENSION, RETIREMENT AND LIFE INSURANCE BENEFITS
Paragraph 12.1 of the Agreement is deleted in its entirety and replaced with the following provision:

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“12.1 The Company will provide you with retirement benefits in accordance with the Venator 401(k) Plan and the Venator Executive Elective Deferral Plan (the “EDP”) as applicable to employees credited with your years of continuous service. Beginning January 1, 2021, the Company will discontinue permitting you to make deferred compensation contributions under the EDP and will cease making matching and nondiscretionary contributions under the EDP, and will instead pay, in lieu of EDP matching and nondiscretionary contributions on and after such date, cash payments to you no less frequently than quarterly in amounts based on (i) the matching (without regard to your EDP deferral contributions no longer permitted) and nondiscretionary percentages applied to you by the Company prior to such date and (ii) your Compensation (as defined in the EDP) for the applicable period.”

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IN WITNESS of which this Amendment has been executed and delivered as a deed on the first date written above.
EXECUTED as a Deed by

VENATOR AMERICAS LLC
acting by Simon Turner,

President and CEO in the presence of:	/s/ Simon Turner
Witness’s Signature:	[omitted]
Full Name:
Address:

Exhibit 10.2
EXECUTED as a Deed by

Kurt D. Ogden  /s/ Kurt D. Ogden  in the presence of:
Witness’s Signature:  [omitted]
Full Name:
Address: